Exhibit 99.3

               C R E D I T    F A C I L I T Y    A G R E E M E N T

         THIS is a CREDIT FACILITY AGREEMENT (this "Agreement"), dated as of September 25, 2001 among MICROLOG CORPORATION, a Virginia corporation ("Parent"), MICROLOG CORPORATION OF MARYLAND, a Maryland corporation ("Subsidiary") and TFX EQUITIES INCORPORATED, a Delaware corporation ("Lender"). (Parent and Subsidiary are sometimes referred to herein collectively as "Borrowers" and individually as a "Borrower.")

                               B A C K G R O U N D

         A. Subsidiary is a wholly owned subsidiary of Parent.

         B. Parent and Subsidiary together conduct a business of professional services, system integration, and software development for corporate contact centers. Each has a need for the financing provided for in this Agreement, which Lender is willing to supply to them jointly on the terms hereof, for allocation to the financial needs of each of them as Parent and Subsidiary mutually determine.

                                A G R E E M E N T

         NOW THEREFORE, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. The following terms used in this Agreement have the meanings indicated therefor:

         "Agreement" has the meaning set forth therefor in the opening paragraph of this Agreement.

         "Borrowers" has the meaning set forth therefor in the opening paragraph of this Agreement.

         "Business Day" means any day, other than Saturday or Sunday, when commercial banks are open for business in Pennsylvania.

         "Closing" has the meaning set forth therefor in Section 2.4.

         "Closing Date" has the meaning set forth therefor in Section 2.2.

         "Event of Default" has the meaning set forth therefor in Section 2.6.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Exempted Securities" means all securities issued pursuant to either
(i) the Parent's Incentive Stock Option Plan, as in effect on the date hereof or
(ii) the Parent's Non-Employee Director Stock Option Plan, as in effect on the date hereof.

         "Holder" means Lender, its successors and Persons who are assignees from Lender, mediately or immediately, of Holder's interest in any Note or Warrant.

         "Indemnified Party" has the meaning set forth therefor in Section 6.6.

         "Indemnifying Party has the meaning set forth therefor in Section 6.6.

         "Lender" has the meaning set forth therefor in the opening paragraph of this Agreement.

         "New Issue Securities" has the meaning set forth therefor in Article 7.

         "Notes" has the meaning set forth therefor in Section 2.1.

         "Parent" has the meaning set forth therefor in the opening paragraph of this Agreement.

         "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization or a government or governmental instrumentality or agency.

         "Piggy-Back Registration" means a registration of Restricted Shares of Lender made at its request pursuant to Section 6.2.

         "Registrant" means a Holder who elects to register Restricted Shares pursuant to this Agreement.

         "Registration" means a registration effected by preparing and filing a registration statement under and in compliance with the Securities Act and the registration provided for therein becoming effective thereunder.

         "Registration Expenses" means all expenses, other than Selling Expenses, incurred by Parent in effecting a Registration requested by any Holder pursuant to this Agreement and otherwise complying with Parent's obligations under Article 6, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for Parent and the expense of any special audits incident to or required by any such registration.

         "Restricted Shares" means shares of common stock of Parent acquired upon conversion of any Note or the exercise of any Warrant and the conversion of shares of capital stock of Parent acquired by such exercise.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Selling Expenses" means all stock transfer taxes and underwriters discounts and commissions applicable solely to the sale of Restricted Shares by any Registrant, the registration fees incurred in connection with the registration or qualification of Registrants' Restricted Shares under, and the expense of complying with, the securities or blue sky laws of the states or other jurisdictions in which Registrants desire to offer such Restricted Shares for sale incurred exclusively because of such proposed sale by Registrants, including legal fees applicable thereto, and all fees and disbursements of counsel for Registrants.

         "Series A Stock" means the Parent's Series A Convertible Preferred Stock, par value $0.01 per share.

         "Subsidiary" has the meaning set forth therefor in the opening paragraph of this Agreement.

         "Warrants" has the meaning set forth therefor in Section 2.1.

2. THE CREDIT FACILITY.

         2.1 Amount. Subject to and upon the terms and conditions of this Agreement, Lender will make available to the Borrowers financing in the aggregate amount of $750,000 by the purchase at par from the Borrowers, within three (3) Business Days after the Borrowers shall have made a request therefor pursuant to Section 2.2, of up to ten (10) Convertible Subordinated Notes of the Borrowers, each in substantially the form of Exhibit A (the "Notes"), each such Note being accompanied by a detachable Warrant of Parent in substantially the form of Exhibit B (the "Warrants").

         2.2 Requests for Financing. Borrowers may request financing pursuant to this Agreement at any time, and from time to time, within twenty-four (24) months after the date of this Agreement. Each such request will specify the number of Notes with Warrants attached to be purchased by Lender and the date when such purchase is requested to be made (the "Closing Date" for such financing).

         2.3 Purpose. Borrowers will use the proceeds of financing provided pursuant hereto solely for working capital of each of Parent and Subsidiary as they shall deem appropriate.

         2.4 Closing. The closing of each financing requested pursuant to this Agreement (each a "Closing") will be held at the offices of Lender, 630 W. Germantown Pike, Suite 450, Plymouth Meeting, PA 19462. At each Closing:

             (a) The Borrowers will deliver to Lender the number of Notes requested to be purchased at such Closing, each duly authorized, executed and issued by each of the Borrowers in substantially the form of Exhibit A, bearing as the issue date thereof the Closing Date, with a Warrant, duly authorized, executed and issued by Parent in substantially the form of Exhibit B, dated the Closing Date, attached to each such Note.

             (b) Lender will deliver to the Borrowers the purchase price for such Notes and Warrants, being the aggregate principal amount of the Notes purchased at such Closing by payment thereof to Subsidiary, which Subsidiary shall receive on its own behalf and on behalf of Parent.

         2.5 Certain Action by Subsidiary Authorized. Parent acknowledges that it has appointed Subsidiary the attorney-in-fact of Parent with full power and authority, for and on behalf of Parent and in its name, to make requests for financing pursuant to Section 2.2, to deliver Notes and Warrants executed and issued by Parent pursuant to Section 2.4 and to receive and receipt for the proceeds of financings made pursuant hereto. Parent will give Lender at least three (3) days prior notice before terminating or otherwise modifying the foregoing authority of Subsidiary.

         2.6 Conditions of Closings. The obligations of Lender to complete the purchase of Notes and Warrants provided herein to be completed at any Closing are subject to the fulfillment prior to or at such Closing of the following conditions (any of which may, at its option, be waived by Lender):

             (a) The representations and warranties of the Borrowers set forth herein shall be true at and as of the date and time of such Closing.

             (b) No event or condition shall have occurred and remain uncured which constitutes an Event of Default (as defined in the Notes) under any outstanding Note or a breach of, or a failure to perform, any obligation of Parent under any outstanding Warrant or which would (i) but for the passage of time or the giving of notice or both constitute such an Event of Default or such a breach or failure to perform an obligation or (ii) constitute an Event of Default under any Note requested to be purchased at such Closing or a breach of, or a failure to perform, any obligation of Parent under any Warrant to be issued at such Closing, if such Note or Warrant were outstanding immediately before such Closing.

             (c) The Borrowers shall have delivered to Lender such evidence of the matters referred to in clauses (a) and (b) of this Section as Lender may request, which may include certificates of officers of each of the Borrowers to the effect stated in such clauses.

             (d) In the case of the first such Closing only, the Borrowers shall have requested the purchase of Notes (with Warrants attached) in an aggregate principal amount not less than the amount then payable to Lender under any notes of the Borrowers then held by the Lender, and at such Closing the Borrowers shall have paid such notes in full, whether or not such payment thereof is then due.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers jointly and severally represent and warrant as follows:

         3.1 Organization and Qualification. Each of the Borrowers (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation (Virginia in the case of Parent, and Maryland in the case of Subsidiary), (ii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned or leased by such Borrower or the nature of its business makes such qualification necessary (except for such jurisdictions where the failure to be so qualified would not have a material adverse effect, determined in accordance with generally accepted accounting principles, on the business, financial condition or results of operations of the Borrowers taken as a whole) and (iii) has the corporate power, holds all necessary licenses and permits and is in all respects entitled to carry on its business as now being conducted.

         3.2 Capitalization of Parent. The authorized, issued and outstanding shares of capital stock of Parent, the number of such shares issued, reacquired and held by Parent in its treasury, and the number of shares of capital stock of Parent reserved for issuance and the purpose for such reservation is as set forth in the Schedule of Capitalization. All such outstanding shares of capital stock have been duly authorized, are duly and validly issued and outstanding, and are fully paid and non-assessable. Except (i) for the rights provided for in this Agreement and in the Notes and Warrants which may be issued pursuant hereto and (ii) as set forth on the Schedule of Capitalization, there are not outstanding any options or other rights to purchase or otherwise acquire from Parent, or any commitment of any character by Parent to issue, any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or otherwise entitling any Person to acquire from Parent, any shares of its capital stock.

         3.3 Capital Stock of Subsidiary. All outstanding shares of capital stock of Subsidiary are held beneficially and of record by Parent. There are not outstanding any options or other rights to purchase or otherwise acquire from Subsidiary, or any commitment of any character by Subsidiary to issue, any shares of capital stock or any securities or obligations convertible into or exchangeable for, or otherwise entitling any Person to acquire from Subsidiary, any shares of its capital stock.

         3.4 No Material Adverse Changes. Since June 30, 2001 there has not occurred any material adverse change in the financial or other condition, business, properties, results of operations or prospects of either Borrower or any other event or condition which, under applicable rules and regulations of the SEC is required to be reported on a Form 10-Q, whether or not the filing of such form is then due.

         3.5 No Violation of Law by Execution and Performance of this Agreement, the Notes and the Warrants. The execution and delivery by the Borrowers of this Agreement and the offer, sale and issuance of the Notes by the Borrowers and the Warrants by Parent, and the performance by the Borrowers of their respective obligations hereunder or thereunder do not and will not violate any applicable law or constitute a default or result in a right of acceleration, termination or other similar right (or would, but for the passage of time or the giving of notice, constitute a default or result in such a right of acceleration, termination or other similar right) under any contract, agreement or instrument to which either Borrower is a party or by which it may be bound other than agreements or instruments executed by the Borrowers in connection with indebtedness of the Borrowers to Silicon Valley Bank (the "Senior Indebtedness Documents").

         3.6 Corporate Proceedings and Authorization. All corporate proceedings required by law or by the provisions of this Agreement, any Notes or Warrants or otherwise required to be taken by the Borrowers in connection with the due consummation of the transactions contemplated by this Agreement and the Notes and Warrants have been duly and validly taken.

         3.7 No Required Approvals or Consents. No approval, consent or authorization of, or declaration or filing with, any governmental or judicial authority or any other Person is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than approvals or consents required pursuant to the Senior Indebtedness Documents.

         3.8 SEC Filings. Parent has filed all Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q required by the Exchange Act to have been filed. As of their respective dates all such reports complied in all material respects with the requirements of the Exchange Act applicable thereto. None of such reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. REPRESENTATIONS AND WARRANTIES OF LENDER. Lender represents and warrants to the Borrowers as follows:

         4.1 Purchase for Own Account, Etc. Lender will purchase the Notes and the Warrants, for Lender's own account for investment without any view to the distribution thereof. Lender will purchase all securities of Parent which are acquired by Lender pursuant to the exercise of rights of conversion or purchase provided for in the Notes, the Warrants or the Series A Stock for Lender's own account for investment without any view to the distribution thereof unless such distribution shall have been registered under the Securities Act pursuant to an effective registration statement.

         4.2 Accredited Investor Status. Lender is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Securities Act.

5. COVENANTS OF THE BORROWERS. The Borrowers jointly and severally covenant that so long as the commitment of Lender to purchase Notes and Warrants of the Borrowers shall not have terminated or expired and thereafter so long as any Note shall be outstanding the Borrowers each will perform and observe the following:

         5.1 Board Appointments. will use its reasonable best efforts to, within thirty (30) days after the first Closing appoint a new Director to the Board of Directors, acceptable to Lender, with relevant significant industry experience.

         5.2 Expense Reduction Plan. Parent will adopt an expense reduction plan satisfactory to Lender for the elimination of $1,300,000 of operating expenses for the six month period ending October 31, 2001 compared to the prior six month period.

         5.3 Mergers and Other Business Combinations. Without first offering to
(i) pay in full all outstanding principal of, interest on and other amounts payable under all outstanding Notes and (ii) terminate Lender's commitments under this Agreement to purchase Notes and Warrants and, if such offer is accepted by Lender, without first satisfying all such Notes in full and terminating Lender's such commitments, neither Borrower will merge into or consolidate with any Person or acquire any of the voting stock or any substantial part of the assets and business of any Person, or permit any Person to merge into such Borrower or to acquire any substantial part of its business or assets.

         5.4 Borrowing. Without the prior consent of Lender, neither Borrower will incur any indebtedness to any Person for money borrowed (other than the indebtedness evidenced by the Notes), including any indebtedness to Silicon Valley Bank.

         5.5 Distributions to Shareholders. Parent will not, directly or indirectly, pay any dividend or make any other distribution to any shareholder of Parent in respect of Parent's capital stock or redeem or otherwise acquire any shares of Parent's capital stock (except that Parent may make and pay pro rata distributions to its shareholder which are made or paid solely in shares of Parent's common stock).

         5.6 Guarantees. Neither Borrower will directly or indirectly guarantee endorse (other than for collection or deposit in the ordinary course of business), discount, sell with recourse for less than the face value or agree (contingently or otherwise) to purchase or repurchase or otherwise acquire, or agree (contingently or otherwise) to supply or advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) in respect of, or otherwise become directly or indirectly liable for, indebtedness or liabilities of any other Person (other than the other Borrower).

         5.7 No Liens. Neither Borrower will permit any mortgage, pledge, charge, lien, security interest or other encumbrance to exist involving any of its properties, assets, or operations, except:

             (a) Security interests heretofore granted to Silicon Valley Bank, including security interests in property which may be acquired hereafter;

             (b) Liens for taxes, assessments or similar charges not yet due and payable or still subject to payment without interest or penalty; and

             (c) Pledges or deposits made in the ordinary course of business consistent with past practices.

6.       REGISTRATION RIGHTS RESPECTING SHARES OF COMMON STOCK ACQUIRED PURSUANT
         -----------------------------------------------------------------------
TO CONVERSION OF NOTES OR EXERCISE AND CONVERSION OF WARRANTS.
--------------------------------------------------------------

         6.1      Demand Registration.
                  --------------------

                  (a) Demand for Registration. At any time one or more Holders holding in the aggregate at least 51% of the Restricted Shares outstanding may request that Parent effect the Registration of all or a portion of the Restricted Shares held by such Holders. Such Registration may be effected on any registration statement form for which Parent is then eligible. Such request shall specify the aggregate number of Restricted Shares intended to be offered and sold and shall describe the nature and method of the proposed offer and sale thereof. The Holders collectively will be entitled to request two Demand Registrations. A Registration will not count as one of such two permitted Demand Registrations if such Registration shall not become effective unless such failure to become effective results solely from (i) the demand for such Registration having been withdrawn upon the instructions (made not more than 15 days after submission of the request for such Registration) of the Holders who made such request or (ii) the fault of a Holder (other than by the giving of instructions by a Holder for withdrawal of such request for Registration made not more than 15 days after the submission of the request therefor).

                  (b) Limitations on Obligation to Effect Demand Registrations. Parent will not be obligated to effect any Demand Registration (i) requested within one year after the effective date of a previous Demand Registration or a Piggy-Back Registration pursuant to which one or more Holders sold at least 75% of the aggregate number of Restricted Shares originally requested to be included in such Piggy-Back Registration or (ii) pursuant to which the amount of Restricted Shares to be offered for sale, determined after giving effect to any withdrawals by Holders, is less than 20% of the number of Restricted Shares issued by Parent.

                  (c) Parent's Right to Postpone Registration. Parent may postpone for up to 180 days the commencement of the preparation of such registration statement for a Demand Registration if the Board of Directors of Parent determines in good faith that such Demand Registration (a) might have a material adverse effect on (i) any proposal or plan to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, tender offer or similar transaction or (ii) any proposed or pending public offering of securities by Parent or any of its subsidiaries or (b) might result in disclosure of non-public information that would not be in the best interests of Parent or its shareholders to disclose; provided that if the Demand Registration is so postponed, it will not be counted as one of the two Demand Registrations permitted by Section 6.1(a) if all of the Holders requesting such Registration withdraw their requests within 10 days after notice that such a determination to postpone has been made.

         6.2 Piggy-Back Registration. So long as any Holder holds any Restricted Shares, each time that Parent proposes to effect a Registration of any of its equity securities (as that term is defined in Rule 405 of the Rules and Regulations of the SEC promulgated under the Securities Act) other than a registration on Form S-8 or S-4 or similar registration form hereafter authorized or prescribed by the SEC, including a Registration pursuant to
Section 6.1, it will give written notice at least thirty days before the proposed filing date therefor to each Person who is at such time a Holder and, upon the written request of any such Holder given within 20 days after the date of such notice, Parent will include in such Registration the Restricted Shares which any such Holder has so requested be registered for disposition in accordance with the intended method of disposition described in such Holder's request.

         6.3 Registration Procedure. Subject to the limitations provided in this
Article 6, if Parent receives a request to register any Restricted Shares of a Holder pursuant to Section 6.1 or 6.2 which complies with the terms thereof, Parent will use its best efforts to:

             (a) as promptly as possible, and in any event within 90 days after receipt of such request, prepare and file with the SEC on an appropriate form a registration statement or an amendment to a previously filed registration statement providing for the registration of the Restricted Shares which are the subject of such request;

             (b) keep such registration statement effective and current until the earlier of (i) the completion of the distribution of the Restricted Shares so registered or (ii) the expiration of 90 days after the date of effectiveness of such Registration of Restricted Shares, and otherwise comply with the applicable provisions of the Securities Act in connection therewith;

             (c) furnish to the Registrants thereunder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Registrants may reasonably request in order to facilitate the public sale or other disposition of Restricted Shares owned by the Registrants;

             (d) register or qualify the Restricted Shares covered by such Registration under the securities or blue sky laws of such states of the United States as the Registrants shall request, and take all other action which may be necessary to enable the Registrants to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares owned by the Registrants; provided that Parent shall not be obliged to qualify to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to service of process in suits, other than suits arising out of the offering or sale of such securities, in any jurisdiction where it is not then so subject; and

             (e) promptly advise each such Registrant as to the following: (i) the time at which the registration statement or any post-effective amendment thereto shall have become effective, the time at which any amendment or supplement to the prospectus is filed with the SEC and the time at which the offering and sale may commence, (ii) any request or suggestion by the SEC for any amendment to such registration statement or the prospectus or for additional information and the nature and substance thereof and (iii) the issue by the SEC or any other federal or state governmental authority or court of any order or similar process suspending the effectiveness of such registration statement or the suspension of the qualification of the Restricted Shares for sale in any jurisdiction, or of the initiation (or threat thereof) of any proceedings for that purpose; Parent will use its best efforts to prevent the issue of any such order or process and, if any such order or process shall be issued, to obtain the withdrawal thereof at the earliest possible time.

         6.4      Underwriting.
                  -------------

                  (a) Underwritten Distribution May be Required. If Parent proposes to include in a Registration referred to in Section 6.1 or 6.2 securities of the same class as the Restricted Shares for sale in an underwritten distribution, the right of any Holder to Registration of such Holder's Restricted Shares pursuant to this Article 6 shall be conditioned on the inclusion in such underwriting of the Restricted Shares of such Holder requested to be so registered (unless Parent, and in the case of a Demand Registration the Holders of a majority of the Restricted Shares included in such Registration, otherwise agree).

                  (b) Selection of Underwriters. Parent shall have the right to select the managing underwriter or underwriters to effect (i) any distribution referred to in Section 6.4(a) or (ii) any other distribution by underwriters of Restricted Shares proposed to be subject to a Registration pursuant hereto; provided that in the case of a Demand Registration, if the Holders who shall have requested such Registration owning at least a majority of the Restricted Shares requested to be registered in such Registration shall object to the managing underwriter or underwriters proposed by Parent (which objection shall not be unreasonably made) within 10 days after notice shall have been given to such Holders of such underwriter or underwriters, Parent shall propose another managing underwriter or underwriters, which shall also be subject to such disapproval rights. The foregoing procedure shall be followed until the proposed managing underwriter or underwriters is not disapproved.

                  (c) Underwriting Agreement. All Holders proposing to distribute securities through such an underwriting referred to in Section 6.4(b) shall enter into an underwriting agreement in form approved by Parent with the underwriter or underwriters selected therefor in accordance with this Section
6.4 and shall agree not to effect any public sale or distribution of securities of the same class as the securities included in the Registration within 90 days after the effective date of such registration statement, other than as part of such underwriting.

                  (d) Limitation on Restricted Shares to be Included in an Underwritten Registration. If the managing underwriter advises Parent in writing that marketing factors require the underwriters to limit the number of Restricted Shares to be underwritten, then Parent will so advise all Holders who have requested that Restricted Shares owned by them be included in such Registration, and the available underwriting shall be allocated among all Holders of such Restricted Shares as they may agree or, in the absence of such agreement, in proportion, as nearly as practicable, to the respective numbers of Restricted Shares requested to be included in such Registration and not withdrawn. If any Holder then participating in the Registration disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to Parent. If by any such withdrawal of Restricted Shares from the underwriting, a greater number of Restricted Shares may be included in the underwriting, then Parent will offer to all Holders remaining in the underwriting the right to include additional Restricted Shares owned by them in proportion to the number of Restricted Shares of each such Holder theretofore included in the Registration. If the number of Restricted Shares to be underwritten in a Demand Registration is limited by the managing underwriter and within 10 days thereafter all of the Holders who have requested that their Shares be included in the Registration withdraw such request, the Demand Registration will not be counted as one of the two Demand Registrations permitted by Section 6.1(a).

         6.5      Expenses.
                  ---------

                  (a) Registration Expenses. Except as otherwise expressly provided below in this Section 6.5, Parent will bear all Registration Expenses incurred in connection with any Demand Registration or Piggy-Back Registration commenced or completed pursuant to this Article 6.

                  (b) Selling Expenses. All Selling Expenses in connection with any Registration commenced or completed pursuant to this Article 6 will be borne by the Registrants in proportion to the number of shares registered (or requested be registered in the case of a Registration which does not become effective) by each.

         6.6      Indemnification.
                  ----------------

                  (a) Indemnification by Parent. In each case of a Registration of Restricted Shares pursuant to this Article 6, Parent will indemnify and hold harmless each Holder whose Restricted Shares are included in the Registration, each underwriter (as defined in the Securities Act) thereof, each officer and director of such Holder and any such underwriter and each other Person, who controls (within the meaning of such term as used in the Securities Act) such Holder or any such underwriter from and against any claim, damage, loss, liability or action, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, documents incorporated therein by reference) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse each such Person for any legal or other expenses reasonably incurred in connection with the investigation or defense of any such claim, damage, loss, liability or action; provided that Parent will not be liable in any such case to the extent that such claim, damage, loss, liability or action arises out of or is based upon any untrue statement, alleged untrue statement, omission or alleged omission, made in or omitted from such materials in reliance upon and in conformity with written information relating to such Holder which was furnished by or at the direction of such Holder to Parent specifically for use in the preparation of such registration statement, prospectus or preliminary prospectus (or amendment or supplement thereto); and provided further that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any Person controlling such underwriter) from whom the Person asserting any such claim, damage, loss, liability or action purchased any of such Restricted Shares if a copy of the final prospectus had not been sent or given to such Person at or prior to written confirmation of the sale of such Restricted Shares to such Person and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

                  (b) Indemnification by Holders. In the event that any Restricted Shares of a Holder are included in a Registration pursuant to this
Article 6, such Holder will indemnify and hold harmless Parent, its directors, its officers who sign the registration statement and each Person, who controls (within the meaning of such term as used in the Securities Act) Parent to the same extent (and subject to the same limitations) as the foregoing indemnity from Parent to such Holder, but only with respect to information relating to such Holder which was furnished to Parent in writing by or at the direction of such Holder expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto.

                  (c) Counsel Fees and Expenses; Settlements. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnification may be sought pursuant to this Article 6 (the "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent in such proceeding the Indemnified Party and (to the extent appropriate) any other Person whom the Indemnifying Party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain counsel in addition to counsel provided pursuant to the preceding sentence, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to the retention of such counsel at its expense or (ii) the Indemnifying Party proposes that the same counsel represent both the Indemnified Party and another Person who is a party to such proceeding and representation of both such Persons by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as provided in the preceding sentence, the Indemnifying Party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for all such Indemnified Parties. Such firm shall be approved as satisfactory in writing by the Holders in the case of Indemnified Parties indemnified pursuant to Section 6.6(a) and by Parent in the case of Indemnified Parties indemnified pursuant to Section 6.6(b). The Indemnifying Party shall not be liable for any settlement of any litigation or proceeding effected without the Indemnifying Party's written consent. The Indemnifying Party will not, without the Indemnified Party's written consent, settle or compromise any proceeding or consent to entry of any judgment which would impose an injunction or other equitable relief upon such Indemnified Party or which does not include as an unconditional term thereof the release of such Indemnified Party from all liability in respect of such proceeding. In the event that the Indemnifying Party, within a reasonable time after notice of any such proceeding, fails to provide counsel, such Indemnified Party shall have the right (upon further notice to the Indemnifying Party) to retain counsel and undertake the defense, compromise or settlement of such proceeding for the account of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such proceeding at any time prior to settlement, compromise or final determination thereof. The cost and expense of counsel so retained by the Indemnified Party shall be borne by the Indemnifying Party, and the Indemnifying Party shall be bound by, and shall pay the amount of, any settlement, compromise, final determination or judgment reached while the Indemnified Party was represented by counsel retained by the Indemnified Party pursuant to this
Article 6.

             (d) Other Terms Required by Underwriters. The indemnification pursuant to the foregoing provisions of this Article 6 shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided for in this Section 6.6 is unavailable or insufficient.

         6.7 Provision of Information by Holders. In connection with any Registration to be effected pursuant to this Article 6, each Holder of Restricted Shares to be included in such Registration shall furnish to Parent such written information regarding such Holder and the Restricted Shares held by such Holder as Parent may request in writing, which information shall be required in connection with any registration, qualification or compliance referred to in this Agreement for inclusion in the registration statement (and the prospectus included therein).

         6.8 Agreements of Each Holder. If requested by Parent, each Holder whose Restricted Shares are to be included in a Registration will execute and deliver to Parent an agreement, in form reasonably satisfactory to Parent, that such Holder will comply with all applicable prospectus delivery requirements of the Securities Act and all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, and will furnish to Parent information about sales made in such public offering. Parent's obligations to effect the Registration of Restricted Shares of any Holder under this Agreement shall be conditioned upon such Holder's complying with the foregoing sentence.

         6.9 No Obligation to Register Shares Under Certain Circumstances. If in the reasonable opinion of Parent the number of shares for which Registration shall have been requested by a Holder may be sold lawfully by such Holder without Registration (pursuant to an exemption from registration under the Securities Act, including Rule 144 or Rule 145 or otherwise), for net proceeds and on terms substantially the same as the net proceeds and terms which such Holder would reasonably expect to enjoy by the disposition of such shares for which such Registration was requested, after notice by Parent to such Holder specifying the manner in which such disposition may be effected without Registration, such Holder will withdraw such Holder's request for Registration.

7.       PREEMPTIVE RIGHTS.
         ------------------

         So long any Notes are issued and outstanding, if Parent shall at any time after the date of this Agreement issue or sell any shares of Common Stock or any securities convertible into or exchangeable for Common Stock (collectively the "New Issue Securities") for cash consideration, other than the issue or sale of Exempted Securities, Parent shall thereupon offer, upon the same terms and for the same consideration, such number of the New Issue Securities to the Lender as will result in Lender immediately after acquiring such New Issue Securities holding the same percentage of Parent's securities as Lender held before the issuance of any New Issue Securities. For purposes of the forgoing, in addition to shares of Common Stock actually held by Lender, Lender shall be deemed to hold all shares of Common Stock issuable upon conversion in full of (i) outstanding Notes and (ii) the Series A Stock issuable upon exercise in full of outstanding Warrants.

8.       NOTICES.
         --------

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered (by physical delivery or by telefax or any other electronic means) to a party at the following address or to such other address as such party may hereafter specify by notice to the others:

                 If to Lender, to:

                          TFX Equities Incorporated
                          630 W. Germantown Pike, Suite 450
                          Plymouth Meeting, PA 19462
                          Attention:  President
                          Fax:  (610) 834-1029

                 If to the Borrowers (or either Borrower), to:

                          Microlog Corporation
                          20270 Goldenrod Lane
                          Germantown, MD 20876
                          Attention:  President
                          Fax:  (301) 916-2475

9.       CERTAIN PRINCIPLES OF CONSTRUCTION.
         -----------------------------------

         The following principles of construction will apply to this Agreement:

             (a) Unless otherwise expressly stated in connection therewith, a reference in this Agreement to an "Article," "Section," "Schedule" or "Exhibit" refers to an Article, Section of, or a Schedule or Exhibit attached, to this Agreement.

             (b) The word "including" means "including without limitation."

10.      GENERAL.
         --------

         10.1 Parties in Interest. This Agreement will be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.2 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements or understandings between or among any of the parties hereto relating to the subject matter hereof.

         10.3 Governing Law. This Agreement will be governed by the substantive laws of the Commonwealth of Pennsylvania without regard to the choice of law provisions of such laws.

         10.4 Amendment and Modification. No amendment or modification of or supplement to this Agreement will be effective unless it is in writing and duly executed by the party or parties to be charged thereunder.

         10.5 Headings and Titles. The headings and titles of Articles, Sections and the like in this Agreement are inserted for convenience of reference only, form no part of this Agreement and shall not be considered for purposes of interpreting or construing the text hereof.

         10.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                             PARENT:
                             MICROLOG CORPORATION

                                    By:
                                            ------------------------------------
                                    Name:   John C. Mears
                                            ------------------------------------
                                    Title:  President & Chief Executive Officer
                                            ------------------------------------

                             SUBSIDIARY:
                             MICROLOG CORPORATION OF MARYLAND

                                    By:
                                            ------------------------------------
                                    Name:   John C. Mears
                                            ------------------------------------
                                    Title:  President & Chief Executive Officer
                                            ------------------------------------

                             LENDER:
                             TFX EQUITIES INCORPORATED

                                    By:
                                            ------------------------------------
                                    Name:   John J. Sickler
                                            ------------------------------------
                                    Title:  President
                                            ------------------------------------

                           SCHEDULE OF CAPITALIZATION
                                       OF
                                     PARENT

================================================================================

Authorized Capital Stock.............................      14,000,000
     Authorized Common Stock.........................      13,000,000
     Authorized Preferred Stock......................       1,000,000

Issued and Outstanding Common Stock..................       7,106,938

Issued and Outstanding Preferred Stock...............               0

Treasury Shares of Capital Stock.....................         601,870


                              RESERVATION OF SHARES

                                                       Number of Shares
     Purpose of Reservation                            Reserved For Issuance
     -----------------------------------------------------------------------

     Incentive Stock Option Plan.....................       1,701,817

     Non-Employee Director Stock Option Plan.........         237,000